SUPPLEMENT DATED MAY 3, 2023
TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2014
FOR PRIME VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2011
FOR PRIME SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT D

This supplement amends certain disclosure contained in the above-referenced prospectuses and statements of additional information issued by Delaware Life Insurance Company of New York (“DLNY”).

Delaware Life Insurance Company, the corporate parent of DLNY, has entered into a stock purchase agreement with Nassau Financial Group L.P., whereby Nassau Life Insurance Company, a New York domiciled life insurance company, will acquire all of the issued and outstanding common stock of DLNY.

The transaction is expected to close in the second half of 2023, subject to customary closing conditions, including receipt of all required regulatory approvals.

Although completion of the transaction will result in a change in control of DLNY, the terms and conditions of your Policy with DLNY will not change and you do not need to take any action.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.